UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	January 7, 2013

Endeavour International Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32212	88-0448389
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

811 Main Street, Suite 2100, Houston, Texas		77002
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(713) 307-8700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Certain Directors or Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 7, 2013, Endeavour International Corporation (“Endeavour” or the “Company”) entered into an Employment Agreement (“Agreement”) for William L. Transier, the Company’s Chairman, Chief Executive Officer and President, effective January 1, 2013. The Agreement was approved by Endeavour’s Compensation Committee of its Board of Directors on December 5, 2012. The changes in the Agreement from Mr. Transier’s previous employment agreement dated effective as of June 11, 2011 (“Prior Agreement”), include the following:

•	the payment of a pro rata portion of his annual target bonus for the year in which a termination of employment occurs;

•	a non-solicitation period of one year after the date of termination of employment;

•	the execution of a release of claims agreement effective by the earlier of (i) the 58th day after the termination of Mr. Transier’s employment or (ii) the day immediately preceding the first day any cash severance compensation payment is due to be paid to him;

•	clarification of the treatment of long-term incentive awards, specifically performance-based awards, upon termination of employment; and

•	the term of Mr. Transier’s employment was extended through June 1, 2014 as described in more detail below.

The Agreement maintains certain provisions of the Prior Agreement, which are primarily:

•	a base salary of $800,000 per annum (“Base Compensation”);

•	a discretionary bonus with a target equal to the Base Compensation, up to a maximum of up to 200% of the Base Compensation, to be granted at the discretion of the Board; and

•	upon the occurrence of a Corporate Change, as defined in the Agreement, immediate and total vesting in any and all restricted stock, options or other similar awards.

Pursuant to the Agreement, Mr. Transier will continue his employment with the Company, subject to termination and corporate change provisions that are outlined in the Agreement, through June 1, 2014, which is extended automatically for an additional one-year period unless on or before the date that is 60 days prior to the first day of any extension period either the Company or Mr. Transier gives written notice to the other that no automatic extension shall occur.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	Employment Agreement between the Company and William L. Transier, effective January 1, 2013.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Endeavour International Corporation

January 11, 2013	By:	/s/ Stanley W. Farmer

Name: Stanley W. Farmer
Title: Vice President and Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement between the Company and William L. Transier, effective January 1, 2013.